UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2007/May 9, 2007

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

The audited combined financial statements of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006 and the related Management’s Discussion and Analysis are attached as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K/A and incorporated herein by reference. These financial statements and discussion and analysis have been updated to reflect the new segment reporting structure adopted by Domtar Corporation following the Transaction and include disclosure on earnings (loss) per share. The Weyerhaeuser Fine Paper Business now operates in two reportable segments, namely Papers and Wood. This report on Form 8-K/A amends in its entirety Domtar Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007.

Background—Transaction between Weyerhaeuser Fine Paper Business and Domtar Inc.

Domtar Corporation (the “Company”) was organized under the laws of the State of Delaware on August 16, 2006, and was, until March 7, 2007, a wholly-owned subsidiary of Weyerhaeuser Company. The Company is a holding company organized for the sole purpose of holding the Weyerhaeuser Fine Paper Business and consummating the combination of the Weyerhaeuser Fine Paper Business with Domtar Inc. (“Domtar”). The Company had no operations prior to March 7, 2007.

The Weyerhaeuser Fine Paper Business consists of pulp and paper mills, converting operations, sawmills, forest management licenses and related assets. These facilities are principally engaged in the harvesting of timber and the manufacture, distribution and sale of paper, pulp, and forest products, including softwood lumber.

On August 22, 2006, Weyerhaeuser Company and certain wholly-owned subsidiaries (collectively, “Weyerhaeuser”) entered into an agreement with Domtar providing for:

•	a series of transfers and other transactions resulting in the Weyerhaeuser Fine Paper Business becoming wholly-owned by the Company;

•	the distribution of shares of the Company to certain Weyerhaeuser shareholders; and

•	the combination of Domtar with the Company.

These transactions were consummated on March 7, 2007.

Carve Out Financial Statements of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006

The combined financial statements of the Weyerhaeuser Fine Paper Business have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for the purpose of presenting the Weyerhaeuser Fine Paper Business’s financial position, results of operations and cash flows. Separate financial statements historically have not been prepared for the Weyerhaeuser Fine Paper Business. The combined financial statements have been derived from historical accounting records of Weyerhaeuser. The historical operating results and cash flows of the Weyerhaeuser Fine Paper Business may not be indicative of what they would have been had the

Weyerhaeuser Fine Paper Business been a stand-alone entity, nor are they necessarily indicative of what the Weyerhaeuser Fine Paper Business’s operating results and cash flows may be in the future.

The combined statements of operations for the Weyerhaeuser Fine Paper Business include allocations of certain costs from Weyerhaeuser directly related to the operations of the Weyerhaeuser Fine Paper Business, including an apportionment of central general and administrative costs for accounting, human resources, purchasing, information systems, transaction services, payroll processing costs, legal fees and other overhead costs. These centralized costs were allocated to the Weyerhaeuser Fine Paper Business using a three-part apportionment factor based on relative headcount, assets and certain revenue. Weyerhaeuser pension and post-retirement benefits expense was allocated based on relative salaried headcount, with the exception of pension expense of four Canadian pension plans related solely to the Weyerhaeuser Fine Paper Business which are directly included in the combined statements of operations.

Management believes the methodology applied for the allocation of these costs is reasonable. Except for an immaterial amount of interest on capital leases and debt that was assumed by the Company, interest expense has not been allocated to the Weyerhaeuser Fine Paper Business.

Certain of the Weyerhaeuser Fine Paper Business’s working capital assets and liabilities were common assets and liabilities shared with Weyerhaeuser facilities not part of the Weyerhaeuser Fine Paper Business. Allocations were performed in order to reflect the appropriate portion of each asset and liability in the accounts of the Weyerhaeuser Fine Paper Business. The allocations were based on third party sales percentages, headcount percentages or a three-part apportionment factor based on relative headcount, assets and certain revenue. Goodwill is allocated based on relative fair value. Management believes the methodology used for the asset and liability allocations is reasonable.

Significant differences in the funding and operation of the Weyerhaeuser Fine Paper Business may have existed if it operated as an independent, stand-alone entity, including the need for debt and the incurrence of interest expense, which could have had a significant impact on its financial position and results of operations.

Basis of presentation

For accounting and financial reporting purposes, the Weyerhaeuser Fine Paper Business is considered to be the surviving entity following the Transaction and, as a result, the Company is required to present historical financial statements as though it owned only the Weyerhaeuser Fine Paper Business and not Domtar Inc. Because the Company was a shell company with no operations and substantially no assets, the “Predecessor” financial statements are those of the Weyerhaeuser Fine Paper Business. Accordingly, the results reported for the first quarter of fiscal year of 2006 include only the results of operations of the Predecessor for the entire period.

ITEM 9.01	Financial Statements and Exhibits

(d)	99.1:	Combined Financial Statements of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006.

	99.2:	Management’s Discussion and Analysis of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Razvan L. Theodoru
Name: Razvan L. Theodoru Title: Vice-President and Secretary

Date: June 22, 2007

Exhibit Index

Exhibit No.	Exhibit

99.1:	Combined Financial Statements of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006.

99.2:	Management’s Discussion and Analysis of the Weyerhaeuser Fine Paper Business for the year ended December 31, 2006.